No. [__]



                              Amended and Restated
                        Senior Subordinated Note due 2005


         This Note has not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred in the absence of such registration or an exemption therefrom under such Act. This Note may be sold or otherwise transferred only in compliance with the conditions specified in the Subscription Agreement (as hereinafter defined), a complete and correct copy of which is available for inspection at the principal office of the Company (as hereinafter defined) and will be furnished without charge to the holder of this Note upon written request.

         This Note is subject to the terms of a certain Stockholder Agreement, dated as of January 30, 1995, among the issuer of this Note and certain investors. The Stockholder Agreement contains certain restrictive provisions relating to the transfer of this Note. A copy of the Stockholder Agreement is on file at the Company's principal offices. Upon written request to the Company's Secretary, a copy of the Stockholder Agreement will be provided without charge to appropriately interested persons.



$[______]                                                   October 16,  1997


         CDI GROUP, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to [_______], (the "Purchaser"), or its registered assigns, on January 31, 2005 the entire principal amount of [_______] DOLLARS ($[_______]), together with interest on the unpaid principal amount outstanding from time to time hereunder (or under the Predecessor Note, as defined below), beginning on January 30, 1995, at a rate equal to 10% per annum compounded annually (computed on the basis of


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                                                                       ANNEX A


actual number of days elapsed and a 360-day year). The Company further promises to pay on demand, interest at the rate of 18% per annum compounded monthly on any overdue principal and, to the extent permitted by applicable law, any overdue interest, until the obligation of the Company with respect to the payment thereof shall be discharged.

         All payments of principal and interest hereof shall be made in lawful money of the United States of America to the account of the holder hereof upon presentation hereof at the principal office of the Purchaser at [_______________], or at such other place as the holder hereof shall have designated to the Company in writing. All payments by the Company to the Purchaser shall be made without setoff or counterclaim, and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any country or any political subdivision thereof or taxing or other authority unless the Company is compelled by law to make such deduction or withholding.

         This Note constitutes the amendment and restatement in its entirety of one of the Note of the Company (the "Predecessor Note") in the original principal amount of $[_______] issued pursuant to the Subscription Agreement, dated as of January 30, 1995 (the "Subscription Agreement"), between the Company and the Purchaser. Nothing herein or in any other document shall be construed to constitute the payment or discharge of the Predecessor Note. The holder of this
Note is entitled to enforce the provisions of the Subscription Agreement and to enjoy the benefits thereof and is subject to the obligations thereunder as a holder of a Note.

         Subject to the subordination provisions contained in Annex A hereto, the Company may from time to time at its election prepay this Note, in whole or in part, without premium or penalty, with all accrued interest to the date of prepayment on the principal amount prepaid.

         Any permitted transfer of this Note is registrable on the note register of the Company upon presentation at the principal office of the Company accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, or on behalf of, the holder hereof. This Note may also be exchanged at such office for one or more Notes in any authorized denominations, as requested by the holder, of a like aggregate unpaid principal amount.

         Prior to due presentment for registration of transfer, the Company and any agent of the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment of principal and interest as herein provided and for all other purposes.

         Subject to the subordination provisions contained in Annex A hereto, the Company shall pay on demand all collection costs and expenses, including reasonable legal fees and disbursements, incurred by the holder of this Note in enforcing payment hereof.


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                                                                       ANNEX A



         The holder of this Note, by acceptance hereof, agrees with the Company that this Note shall be subordinate and junior in right of payment to all Senior Indebtedness (as defined in Annex A hereto) to the extent and in the manner provided in Annex A attached hereto and agrees to be bound by the other terms and conditions set forth therein.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts and for all purposes shall be construed in accordance with such laws.

                                       CDI GROUP, INC.


                                       By: ___________________________________

                                       Title: ________________________________

                                                                       ANNEX A
                                                            TO PROMISSORY NOTE


                            SUBORDINATION PROVISIONS


             Section 1.01. Subordination of Liabilities. CDI Group, Inc. (the "Company"), for itself, its successors and assigns, covenants and agrees and each holder of the promissory note to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees that the payment of the principal of. and interest on, and all other amounts owing in respect of. the Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of Senior Indebtedness (as defined in Section 1.07) in cash. The provisions of this Annex A shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                  Section 1.02. Company Not to Make Payments with Respect to Notes in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all principal thereof and premium. if any, and interest thereon or fees or any other amounts owing in respect thereof, in each case to the extent due and owing, shall first be paid in full in cash, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, before any payment is made on account of the principal of (including installments thereof), or interest on, or any amount otherwise owing in respect of, the Note.

                  (b) So long as an Event of Default (as defined below), or event which with notice or lapse of time or both would constitute an Event of Default (a "Default"), in respect of any Senior Indebtedness exists (i) all Senior Indebtedness shall first be finally and indefeasibly paid in full in cash, or payment shall have been provided for in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made with respect to the Note and (ii) no holder of the Note will take any action (including, without limitation, the filing of any bankruptcy or similar petition) to obtain any such payment or to ask, demand, sue for, or otherwise take, accept or receive, any amounts owing in respect of the Note or to otherwise enforce the provisions of the Note. As used herein, the term "Event of Default" shall mean any Event of Default under and as defined in, the relevant documentation governing any Senior Indebtedness.

                  (c) Each holder of the Note agrees that it will not at any time insist upon, plead, or in any manner whatsoever seek the entry of any order or judgment, or take the benefit or advantage of any substantive consolidation, piercing of the corporate veil or any other order or judgment that causes an effective combination of the assets and liabilities of the Company and any other individual, corporation, partnership or joint venture (including without limitation, any Subsidiary (as defined in Section 1.07) of the Company) in any case or proceeding under Title 11 of the United States Code or under any other similar federal, state or foreign proceeding.

                  (d) In the event that notwithstanding the provisions of this
Section 1.02, the Company shall make any payment on account of the principal of, or interest on, or amounts otherwise owing in respect of, the Note, at a time when payment is not permitted by the provisions of this Annex A, such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if such notice is not given, the Company shall give the holder of the Note prompt written notice of any maturity of Senior Indebtedness after which such Senior Indebtedness remains unsatisfied and of any Event of Default or Default.

                  Section 1.03. Note Subordinated to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. In the event of any execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization, or other similar proceeding relative to the Company or its property, or upon any distribution of assets in connection with any of the foregoing (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the holders of all Senior Indebtedness shall first be paid in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness before the holder of the Note is entitled to receive any payment on account of the principal of or interest on or any other amount owing in respect of the Note;

                  (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person making such payment or distribution. whether a trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (c) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of principal of, or interest or other amounts due on, the Note before all Senior Indebtedness is paid in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby, if such notice is not given, the Company shall give prompt written notice to the holder of the Note of any of the events described in the first clause of Section 1.03.

                  Section 1.04. Subrogation. (a) Upon the final and indefeasible payment in full of all Senior Indebtedness in cash, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation, and as between the Company and its creditors (other than the holders of Senior Indebtedness) and the holders of the Notes, no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note, shall be deemed to be payment by the Company to or on account of the Senior Indebtedness. The provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  (b) Each holder of the Note by its acceptance thereof undertakes and agrees for the benefit of each holder of Senior Indebtedness to execute, verify, deliver and file any proofs of claim which any holder of Senior Indebtedness may at any time require in order to prove and realize upon any right or claims pertaining to the Note and to effectuate the full benefit of the subordination contained herein; and upon failure of the holder of the Note so to do, any such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the holder of the Note to execute, verify, deliver and file any such proofs of claim.

                  (c) To the extent that any holder of Senior Indebtedness receives payments on, or proceeds of collateral for, Senior Indebtedness which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, Senior Indebtedness, or part thereof intended to be satisfied, shall be revived and continue in full force and effect as if such payments or proceeds had not been received by such holder of Senior Indebtedness.

             Section 1.05. Obligation of the Company Unconditional. Nothing contained in this Annex A or in the Note is intended to or shall impair, as between the Company and the holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law, subject to the rights, under this Annex A of the holders of Senior Indebtedness.

                  Section 1.06. Subordination Rights not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by an act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect thereto, at any time or from time to time and in their absolute discretion, change the manner, rate or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of a default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

                  Section 1.07. Senior Indebtedness. (a) The term "Senior Indebtedness" shall mean all Obligations (as defined below) of the Company under the Indenture (as defined below).

                  (b) As used in this Agreement, the terms set forth below shall have the respective meanings provided below:

                  "Indenture" shall mean the Indenture, dated October 16, 1997, between the Company and Community Distributors, Inc. and The Bank of New York as trustee relating to the Senior Notes due 2004 of Community Distributors, Inc.

                  "Obligations" shall mean any principal, interest, premium, penalties, fees and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including, without limitation, all interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation, whether or not such interest is an allowed claim in such proceeding).